EXHIBIT 32.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of United Financial Mortgage Corp. (the "Company") on Form 10-QSB for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on March 15, 2004, (the "Report"), I, Steve Khoshabe, President and Principal Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2)  The information contained  in the Report  fairly presents, in  all
           material  respects,  the  financial   condition  and  results   of
           operations of the Company.



 Date: March 12, 2004      /s/ Steve Y. Khoshabe
                           ---------------------
                           Steve Y.  Khoshabe
                           President and Principal
                           Executive Officer




 A signed original of this written statement required by Section 906 has been provided to United Financial Mortgage Corp. and will be retained by United Financial Mortgage Corp. and furnished to the Securities and Exchange Commission or its staff upon request.